ABSOLUTE UNCONDITIONAL AND CONTINUING GUARANTY

THIS ABSOLUTE UNCONDITIONAL AND CONTINUING GUARANTY, dated as of the 9th day of March, 2023 (the “Guaranty”), is executed by RCI HOSPITALITY HOLDINGS, INC., a Texas corporation (whether one or more, herein referred to as the “Guarantor”), in favor of CENTENNIAL BANK (“Creditor” or “Lender”).

W I T N E S S E T H :

WHEREAS, RCI HOLDINGS, INC., a Texas corporation (“Borrower”) is or may become indebted to Creditor; and

WHEREAS, Guarantor is an affiliate of Borrower; and

WHEREAS, without this Guaranty, Creditor would be unwilling to extend credit to Borrower; and

WHEREAS, because of the direct benefit to Guarantor from any and all loan(s) to be made by Creditor in favor of Borrower, and as an inducement to Creditor to make said loan(s) to Borrower, Guarantor agrees to guarantee to Creditor the obligations of Borrower as set forth herein.

NOW, THEREFORE, for Ten Dollars ($10.00) and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Guarantor hereby guarantees to Creditor the prompt and full payment of the Guaranteed Indebtedness (hereinafter defined), as and when the same shall be due and payable, whether by lapse of time, by acceleration of maturity, or otherwise, and at all times thereafter, and performance of all obligations of Borrower in connection with the Guaranteed Indebtedness, this Guaranty being upon the following terms and conditions:

1.    The term “Guaranteed Indebtedness,” as used herein, includes all indebtedness of every kind and character, without limit as to amount, whether now existing or hereafter arising, of Borrower to Creditor, regardless of whether evidenced by notes, drafts, acceptances, discounts, overdrafts, letters of credit, or otherwise, and whether such indebtedness be fixed, contingent, joint, several, or joint and several, including, but not limited to: (a) the indebtedness arising under that certain Revolving Promissory Note in the principal amount of Ten Million Dollars ($10,000,000.00) dated of even date herewith executed by Borrower in favor of Lender (the “Note”); (b) interest on any of the indebtedness described in the preceding; (c) any and all costs, attorneys fees, and expenses incurred by Creditor by reason of Borrower's default in payment of any of the foregoing indebtedness; (d) any renewal, extension or rearrangement of the indebtedness, costs, or expenses described above, or any part thereof; (e) any amount paid by Borrower to Creditor which is later set aside in a bankruptcy proceeding; and (f) the indebtedness and obligations arising under the Loan Agreement and the Loan Documents (as such terms are hereinafter defined), plus all costs and legal fees associated therewith incurred by Creditor in connection with enforcement of and collection of the same.

2.    This instrument shall be an absolute and continuing guaranty of payment and performance and not one only of collection, and shall cover all of the Guaranteed Indebtedness, and it shall apply to and secure any ultimate balance due or remaining unpaid to Creditor, notwithstanding any interruptions in the business relations of Borrower with Creditor.

3.    If Guarantor becomes liable for any indebtedness owing by Borrower to Creditor, by endorsement or otherwise, other than under this Guaranty, such liability shall not be in any manner impaired or affected hereby, and the rights of Creditor hereunder shall be cumulative of any and all other rights that Creditor may ever have against Guarantor. The exercise by Creditor of any right or remedy hereunder or under any other instrument, or at law or in equity, shall not preclude the concurrent or subsequent exercise of any other right or remedy. If, for any reason whatsoever, Borrower is now, or hereafter becomes, indebted to Guarantor, such indebtedness and all interest thereon shall, at all times, be subordinate in all respects to the Guaranteed Indebtedness, and Guarantor shall not be entitled to enforce or receive payment thereof until the Guaranteed Indebtedness has been fully paid. Notwithstanding anything to the contrary contained in this Guaranty, or as a result of any payments made by any party hereunder, Guarantor shall not have any right of subrogation, reimbursement, exoneration, indemnification, participation, and/or contribution against Borrower or any other guarantor of the Guaranteed Indebtedness, any and all such right(s) of subrogation, reimbursement, exoneration, indemnification, participation, and/or contribution being hereby expressly waived and released as between Guarantor and Creditor. Accordingly, so long as any portion of the Guaranteed Indebtedness remains unpaid, Guarantor shall not have any right of subrogation, reimbursement, exoneration, indemnification, participation, and/or contribution under the documents executed in favor of Creditor securing payment of the Guaranteed Indebtedness or to participate in any way therein, or in any right, title, or interest in and to any mortgaged property or any collateral for the Guaranteed Indebtedness, all such rights of subrogation, reimbursement, exoneration, indemnification, participation, and/or contribution being hereby expressly waived as long as any portion of the Guaranteed Indebtedness remains unpaid.

4.    In the event of default by Borrower in payment of the Guaranteed Indebtedness, or any part thereof, when such indebtedness becomes due, either by its terms or as the result of the exercise of any power to accelerate, Guarantor shall, on demand and without further notice of nonpayment or of dishonor, without any notice having been given to Guarantor previous to such demand of the acceptance by Creditor of this Guaranty and without any notice having been given to Guarantor previous to such demand of the creating or incurring of such indebtedness, pay the amount due thereon to Creditor, and it shall not be necessary for Creditor, in order to enforce such payment by Guarantor, first to institute suit or exhaust its remedies against Borrower or others liable on such indebtedness, or to enforce its rights against any security which shall ever have been given to secure such indebtedness. Suit may be brought or demand may be made against all parties who have signed this Guaranty, or against any one or more of them, separately or together, without impairing the rights of Creditor against any other party hereto.

5.    Guarantor hereby agrees that Guarantor’s obligations under the terms of this Guaranty shall not be released, diminished, impaired, reduced, or affected by the occurrence of any one or more of the following events: (a) the taking or accepting of any other security or guaranty for any or all of the Guaranteed Indebtedness; (b) any release, surrender, exchange, subordination, or loss of any security at any time existing in connection with any or all of the Guaranteed Indebtedness; (c) any partial release of the liability of Guarantor hereunder or, if there is more than one person or entity signing this Guaranty, the complete or partial release of any one or more of them hereunder; (d) the insolvency, bankruptcy, disability, dissolution, termination, receivership, reorganization or lack of corporate, partnership or other power of Borrower, any of the undersigned, or any party at any time liable for the payment of any or all of the Guaranteed Indebtedness, whether now existing or hereafter occurring; (e) renewal, extension, modification or rearrangement of the payment of any or all of the Guaranteed Indebtedness, either with or without notice to or consent of Guarantor, or any adjustment, indulgence, forbearance, or compromise that may be granted or given by Creditor to Borrower or

Guarantor; (f) any neglect, delay, omission, failure, or refusal of Creditor to take or prosecute any action for the collection of any of the Guaranteed Indebtedness or to foreclose or take or prosecute any action to foreclose upon any security therefor, or to take or prosecute any action in connection with any instrument or agreement evidencing or securing all or any part of the Guaranteed Indebtedness; (g) any failure of Creditor to notify Guarantor of any renewal, extension, rearrangement, modification or assignment of the Guaranteed Indebtedness or any part thereof, or of any instrument evidencing or securing the Guaranteed Indebtedness or any part thereof, or of the release of or change in any security or of any other action taken or refrained from being taken by Creditor against Borrower or of any new agreement between Creditor and Borrower, it being understood that Creditor shall not be required to give Guarantor any notice of any kind under any circumstances with respect to or in connection with the Guaranteed Indebtedness; (h) the unenforceability of all or any part of the Guaranteed Indebtedness against Borrower, whether because the Guaranteed Indebtedness exceeds the amount permitted by law, the act of creating the Guaranteed Indebtedness, or any part thereof, is ultra vires, the officers or persons creating the same acted in excess of their authority, or otherwise, it being agreed that Guarantor shall remain liable hereon regardless of whether Borrower or any other person be found not liable on the Guaranteed Indebtedness, or any part thereof, for any reason; or (i) any payment by Borrower to Creditor is held to constitute a preference under the bankruptcy laws or if, for any other reason, Creditor is required to refund such payment or pay the amount thereof to someone else. It is the intent of Guarantor and Creditor that the obligations and liabilities of Guarantor hereunder are absolute and unconditional under any and all circumstances and that until the Guaranteed Indebtedness is fully and finally paid, such obligations and liabilities shall not be discharged or released, in whole or in part, by any act or occurrence which might, but for the provisions of this Guaranty, be deemed a legal or equitable discharge or release of a guarantor.

6.    Creditor is hereby given a lien for the amount of the liability and indebtedness, whether or not due and payable, created by this Guaranty upon all property and security now or hereafter in the possession or custody of Creditor by or for the account of Guarantor or in which Guarantor may have any interest (all remittances and property to be deemed in the possession or custody of Creditor as soon as put in transit to it by mail or carrier), and also upon the balance of any deposit accounts of Guarantor held with Creditor existing from time to time, and Creditor is hereby authorized and empowered, at its option, to appropriate any and all thereof and apply any and all thereof and the proceeds thereof to the payment and extinguishment of the liability and indebtedness hereby created at any time after such liability and indebtedness becomes payable. Creditor is further authorized and empowered, at its option at any time, after the liability and indebtedness hereby created becomes payable, and after the expiration of any grace period, to sell, assign and deliver any security or property at any time in the possession or custody of Creditor for Guarantor or in which Guarantor may have any interest at public or private sale, for cash, credit or for future delivery, all at the option of Creditor, without further advertisement or notice of sale, and without notice to Guarantor of intention to sell, which rights of Guarantor are hereby expressly waived. Upon any sales at public auction, Creditor may bid for and purchase the whole or any part of the security or property sold free of any right of redemption which Guarantor hereby waives and releases.

7.    In case of any sale by Creditor of any such security or property on credit or for future delivery, such may be retained by Creditor until the selling price is paid by the purchaser and Creditor shall incur no liability in case of failure of the purchaser to pay therefor. In case of any such failure, any such security or property may be resold.

8.    This Guaranty is for the benefit of Creditor and Creditor’s successors and assigns and, in the event of an assignment of the Guaranteed Indebtedness, or any part thereof, the rights and benefits hereunder, to the extent applicable to the indebtedness so assigned, may be transferred with such indebtedness. This Guaranty is binding not only on Guarantor, but on Guarantor’s and/or successors and assigns and, if this Guaranty is signed by more than one person or entity, then all of the obligations of Guarantor arising herein shall be jointly and severally binding on Guarantor and Guarantor’s successors, and assigns. This Guaranty shall be governed by and construed in accordance with the internal laws (and not the law of conflicts) of the State of Florida, and is intended to be performed in accordance with, and only to the extent permitted by, such laws. If any provision of this Guaranty or the application thereof to any person or circumstance shall, for any reason and to any extent, be invalid or unenforceable, neither the remainder of this Guaranty nor the application of such provision to any other person or circumstances shall be affected thereby, but rather the same shall be enforced to the greatest extent permitted by law. Guarantor hereby agrees with Creditor that all rights, remedies and recourses afforded to Creditor by reason of this Guaranty or otherwise are separate and cumulative and may be pursued separately, successively or concurrently, as occasion therefor shall arise, and are nonexclusive and shall in no way limit or prejudice any other legal or equitable right, remedy or recourse which Creditor may have. Guarantor shall pay the reasonable attorneys’ fees and all other costs and expenses which may be incurred by Creditor in the enforcement of this Guaranty.

9.    It is not the intention of Creditor or Guarantor to obligate Guarantor to pay interest in excess of that legally permitted to be paid by Guarantor under applicable law. Should it be determined that any portion of the Guaranteed Indebtedness constitutes interest in excess of the maximum amount of interest which Guarantor (in such capacity) may lawfully be required to pay under applicable law, the obligation of Guarantor to pay such interest shall automatically be limited to the payment thereof at the maximum rate so permitted under applicable law.

10.    Guarantor does hereby and shall indemnify, defend and hold Creditor harmless of and from any and all loss or damage of whatsoever kind and from any suits, claims, or demands, including, without limitation, Creditor’s legal fees and expenses through all trial and appellate levels, on account of any matters or anything arising out of this Guaranty or in connection herewith on account of any such acts or omissions to act by Creditor in connection with this Guaranty, which obligations shall survive termination of this Guaranty, other than any of the foregoing arising out of the gross negligence or willful misconduct of Creditor.

    11.    Annual audited financial statements of Guarantor shall be submitted to Creditor on an annual basis throughout the term of the Guaranteed Indebtedness, within seventy-five (75) days after the end of each fiscal year. Copies of all tax returns (including copies of all K-1s and extensions, when filed) of Guarantor shall be submitted to Creditor within fifteen (15) days of the timely filing of the same. In addition, such other financial information relating to Guarantor, as Creditor may reasonably require during the term of the Guaranteed Indebtedness, shall be submitted upon request. All financial statements shall be in such form and contain such content as shall be approved by Creditor, in its sole and absolute discretion, consistent with the obligations set forth in this Section 11. All financial statements shall be prepared in accordance with sound accounting principles consistently applied from year to year.

12.    Upon the filing of a petition in bankruptcy with respect to Borrower, any assignment for the benefit of creditors of Borrower, or any other circumstances necessitating Creditor to file its claim against Borrower, Guarantor agrees that, notwithstanding any stay, injunction or other prohibition preventing the maturity, acceleration or collection of all or any portion of the Guaranteed Indebtedness, the Guaranteed Indebtedness (whether or not then due and payable by Borrower) shall forthwith become due and payable by Guarantor for purposes of this Guaranty, on demand. The obligation of Guarantor to pay the Guaranteed Indebtedness of

Guarantor hereunder shall not be affected or impaired by Creditor’s omission or failure to prove its claim against Borrower. Accordingly, the rights of Creditor under this Guaranty shall not be affected or impaired by its election to prove its claim(s) or its election not to pursue such claim(s), as it sees fit, without in any way releasing, reducing or otherwise affecting the liability to Creditor of Guarantor.

13.    Notwithstanding that this Guaranty may have been cancelled or terminated, in the event that all or any part of the Guaranteed Indebtedness is paid by or on behalf of Borrower and because of any bankruptcy or other laws relating to creditor rights, Creditor repays any amounts to Borrower or to any trustee, receiver or otherwise, then the amount so repaid shall again become part of the Guaranteed Indebtedness, the repayment of which is guaranteed hereby, and Guarantor shall immediately repay all such amounts to Creditor. If the original of this Guaranty was marked “Cancelled” by Creditor and returned to Guarantor, for the purposes of this Section, a photocopy or other reproduction of this Guaranty shall constitute the original of this Guaranty.

14.    Unless otherwise provided, all notices given hereunder shall be in writing and addressed as follows:

to Creditor:        Centennial Bank
            2101 W. Commercial Blvd., Suite 5000
Fort Lauderdale, Florida 33309
Attn: Michael W. Barnett, Vice President

with copy to:        Mark R. Wysocki, Esq.
Mombach, Boyle, Hardin & Simmons, P.A.
100 NE Third Avenue, Suite 1000
Fort Lauderdale, Florida 33301

To Guarantor:         RCI Hospitality Holdings, Inc.
10737 Cutten Road
    Houston, TX, 77066
Attn: Eric Langan

             with copy to:     Robert D. Axelrod, Esq.
Axelrod & Smith
1502 Augusta Dr., Suite 320
                        Houston, Texas 77057

(b)    Any notice required to be given or furnished hereunder shall be deemed given or furnished when addressed to the party intended to receive the same at the above address (i) on the day of delivery, if hand-delivered; (ii) or one day after being delivered to an expedited courier for overnight delivery; or (iii) two days after being deposited in the United States mail as first class certified mail, return receipt requested, postage paid, whether or not the same is actually received by such party.

(c)    Each party may change the address to which any such notice, report, demand or other instrument is to be delivered or mailed, by furnishing written notice of such change to the other party, but no such notice of change shall be effective unless and until received by such other party.

    (d)    Notwithstanding anything in this instrument to the contrary, all requirements of notice shall be deemed inapplicable if Creditor is prevented from giving such notice by bankruptcy or any other applicable law. In such event, the cure period, if any, shall then run from the occurrence of the event or condition of default rather than from the date of notice.

15.    Guarantor irrevocably and unconditionally: (a) agrees that any suit, action or other legal proceeding arising out of or relating to this Guaranty may be brought, at the option of Creditor, in a court of competent jurisdiction of the State of Florida or any United States District Court in the State of Florida; (b) consents to the jurisdiction of each such court in any such suit, action or proceeding; (c) waives any and all personal rights under the laws of any state to object to the laying of venue of any such suit, action or proceeding in the State of Florida; and (d) agrees that service of any court paper may be effected on Guarantor by mail, addressed and mailed as provided herein, or in such other manner as may be provided under applicable laws or court rules in the State of Florida. Nothing contained herein, however, shall prevent Creditor from bringing an action or exercising any rights against any security or against Guarantor personally, and against any property of Guarantor, within any other state. Initiating such proceeding or taking such action in any other state shall in no event constitute a waiver of the agreement contained herein that the laws of the State of Florida shall govern the rights and obligations of Guarantor and Creditor hereunder or of the submission herein made by Guarantor to personal jurisdiction within the State of Florida. The aforesaid means of obtaining personal jurisdiction and perfecting service of process are not intended to be exclusive but are cumulative and in addition to all other means of obtaining personal jurisdiction and perfecting service of process now or hereafter provided by the laws of the State of Florida.

16.    The Guaranteed Indebtedness includes, without limitation, all sums now or hereafter due and owing pursuant to the terms of the Note, UCC-1 Financing Statements, a Loan Agreement (the “Loan Agreement”), and all other loan documents evidencing and/or securing the Guaranteed Indebtedness and executed or to be executed by Borrower in connection therewith (collectively, the “Loan Documents”), the terms and provisions of which are agreed to, accepted, and acknowledged by Guarantor. Capitalized terms used and not defined herein have the meanings given them in the Loan Agreement and the other Loan Documents.

17.    Guarantor represents and warrants to Creditor that, at the time of the execution and delivery of this Guaranty, nothing exists to impair the effectiveness of the liability of Guarantor to Creditor hereunder, or the immediate taking effect of this Guaranty as the sole agreement between Guarantor and Creditor with respect to guaranteeing the Guaranteed Indebtedness. Guarantor further represents and warrants to Creditor that this Guaranty, when executed and delivered by Guarantor, will constitute the legal, valid and binding obligations of Guarantor enforceable in accordance with the terms hereof; that the execution, delivery and performance by Guarantor of this Guaranty will not violate any indenture, agreement or other instrument (or, if Guarantor is a corporation , its articles of incorporation or bylaws ) to which Guarantor is a party, or by which it or any of its property is bound, or be in conflict with, result in a breach of, or constitute (with due notice or the lapse of time, or both) a default under any such indenture, agreement or other instrument, or result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever upon any of its property or assets, except as contemplated by the provisions of this Guaranty; that, if Guarantor is a corporation , the execution, delivery and performance by Guarantor of this Guaranty is within its corporate or partnership powers and purposes, and has been duly authorized by all requisite corporate action of Guarantor; that there are no judgments outstanding against Guarantor and there is no action, suit, proceeding, or investigation now pending (or to the best of Guarantor' s knowledge, after diligent inquiry, threatened) against, involving or affecting Guarantor or any of its properties or any part thereof, at law, in equity or before any governmental authority that, if adversely determined as to Guarantor, would have a material adverse effect on the Guarantor's ability to perform, or affect the validity as to Guarantor of, the obligations of Guarantor under this Guaranty.

18.    The liability of Guarantor hereunder shall be joint and several with Borrower and with all other guarantors of the Guaranteed Indebtedness.

19.    Guarantor additionally unconditionally guarantees to Creditor the timely performance of all other obligations of Borrower under all of the Loan Documents.

    20.    This Guaranty and the Loan Documents constitute the sole agreement of the parties with respect to the transaction contemplated hereby and supersede all oral negotiations and prior writings with respect thereto. No waivers, amendments or modifications of this Guaranty and other Loan Documents shall be valid unless in writing and signed by an authorized officer of the Creditor.  No waiver by Creditor of any default shall operate as a waiver of any other default or the same default on a future occasion.  Neither the failure nor any delay on the part of the Creditor in exercising any right, power, or remedy under this Guaranty and other Loan Documents shall operate as a waiver thereof, nor shall a single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or remedy.

    WAIVER OF TRIAL BY JURY. GUARANTOR AND CREDITOR HEREBY MUTUALLY, KNOWINGLY, WILLINGLY, AND VOLUNTARILY WAIVE THEIR RIGHT TO TRIAL BY JURY AND AGREE THAT NO PARTY, NOR ANY ASSIGNEE, SUCCESSOR, HEIR, OR LEGAL REPRESENTATIVE OF THE PARTIES (ALL OF WHOM ARE HEREINAFTER REFERRED TO AS THE “PARTIES”) SHALL SEEK A JURY TRIAL IN ANY LAWSUIT, PROCEEDING, COUNTERCLAIM, OR ANY OTHER LITIGATION PROCEEDING BASED UPON OR ARISING OUT OF THIS GUARANTY OR THE LOAN DOCUMENTS OR ANY INSTRUMENT EVIDENCING, SECURING, OR RELATING TO THE GUARANTEED INDEBTEDNESS OR OTHER OBLIGATIONS EVIDENCED HEREBY OR ANY RELATED AGREEMENT OR INSTRUMENT, ANY OTHER COLLATERAL FOR THE INDEBTEDNESS EVIDENCED HEREBY OR ANY COURSE OF ACTION, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTION RELATING TO THIS GUARANTY. THE PARTIES ALSO WAIVE ANY RIGHT TO CONSOLIDATE ANY ACTION IN WHICH A JURY TRIAL HAS BEEN WAIVED WITH ANY OTHER ACTION IN WHICH A JURY TRIAL HAS NOT BEEN

WAIVED. THE PROVISIONS OF THIS PARAGRAPH HAVE BEEN FULLY NEGOTIATED BY THE PARTIES. THE WAIVER CONTAINED HEREIN IS IRREVOCABLE, CONSTITUTES A KNOWING AND VOLUNTARY WAIVER, AND SHALL BE SUBJECT TO NO EXCEPTIONS. CREDITOR HAS IN NO WAY AGREED WITH OR REPRESENTED TO GUARANTOR OR TO ANY OTHER PARTY THAT THE PROVISIONS OF THIS PARAGRAPH WILL NOT BE FULLY ENFORCED IN ALL INSTANCES.

RCI HOSPITALITY HOLDINGS, INC., a
Texas corporation

                            By: _/s/ Eric Langan__________________
                             Eric Langan, President

STATE OF TEXAS
COUNTY OF HARRIS

The foregoing instrument was acknowledged before me by means of physical presence or ____online notarization, this 9th day of March, 2023 by Eric Langan, as President of, and on behalf of, RCI HOSPITALITY HOLDINGS, INC., a Texas corporation, who () is personally known to me or (____) produced a driver’s license as identification.

__/s/ Vivian A. Tipps_________________
NOTARY PUBLIC-State of Texas
Print/Type/Stamp Name: Vivian A. Tipps
Commission Expiration Date: 07/14/2023
Notary Seal:

(Signing as a notary public and not as a guarantor or endorser.)

[ABSOLUTE UNCONDITIONAL AND CONTINUING GUARANTY
RCI HOSPITALITY HOLDINGS, INC.]

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